UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2026

Mainz Biomed N.V.

(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-41010	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Robert Koch Strasse 50, 55129 Mainz, Germany

(Address of Principal Executive Offices) (Zip Code)

+49 6131 5542860

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Ordinary Shares, nominal value €0.01 per share	QUCY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 17, 2026, Mainz Biomed N.V., doing business as Quantum Cyber (the “Company”), issued a press release titled “Quantum Cyber Aligns Strategy With Trump Administration’s National Cyber Security Framework, Targets Acquisitions in Quantum and Cyber Defense Sectors.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01. Other Events

On March 17, 2026, the Company received a pre-payment of the subscription amount of the second tranche of its previously announced private placement (the “Private Placement”), pursuant to that certain Securities Purchase Agreement by and between the Company and David E. Lazar, dated as of February 13, 2026. The closing of the second tranche of the Private Placement is expected to occur to occur following receipt of required stockholder approvals and prior to April 2026, as well as the satisfaction of customary closing conditions. Factors that could cause actual results to differ materially from those expressed or implied in this Current Report on Form 8-K include, but are not limited to, statements regarding the timing and completion of the Private Placement, receipt of required stockholder approvals, the intended use of proceeds from the Private Placement and the satisfaction of closing conditions in connection with the Private Placement.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 17, 2026 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mainz Biomed N.V.

By:	/s/ William Caragol
	Name:	William Caragol
	Title:	Chief Financial Officer

Dated: March 17, 2026

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